JOHN DEERE

Purchase Order
For John Deere Equipment(U.S. Only)

PO# 06211793

PURCHASER'S NAME - First Signer (First, Middle Initial, Last) High Sierra Technologies	DATE OF ORDER Apr 22, 2019	COMPANY UNIT	DEALER ACCOUNT NO. 070159
(SECOND LINE OF OWNER NAME)	DEALER ORDER NO.		
STREET OR RR PO Box 248, #1 Jordan Meadow Rd	SOC.SEC.	IRS NO.	EIN NO.
TOWN: MCdermitt / STATE: NV / ZIP CODE: 89421	TRANSACTION TYPE	PURCHASER SALES TAX EXEMPT	
COUNTY / PURCHASER ACCT. / PHONE NO. 775-340-4474	SELLER'S NAME & ADDRESS Campbell Tractor & Implement 2014 Franklin Blvd Nampa, ID 83687 208-466-8414		
E-MAIL ADDRESS			
PURCHASER'S NAME - Second Signer			
STREET OR RR PO Box 248, #1 Jordan Meadow Rd	PURCHASER IS: ☐Business ☐Individual		
TOWN / STATE / ZIP CODE	I (We), the undersigned, hereby order from Dealer the Equipment described below, to be delivered as shown below. This order is subject to Dealer's ability to obtain such Equipment from the manufacturer and Dealer shall be under no liability if delivery of the Equipment is delayed or prevented due to labor disturbances, transportation difficulties, or for any reason beyond Dealer's control. The price shown below is subject to Dealer's receipt of the Equipment prior to any change in price by the manufacturer. It is also subject to any new or increased taxes imposed upon the sale of the Equipment after the date of this order.		
USE COUNTY / USE STATE/PROVINCE'			

± ***NOTICE:*** Equipment may be equipped with telematics hardware and software ("Telematics") that transmit data to John Deere. Purchaser may deactivate Telematics by contacting the JDLink Global Support group at 1-800-251-9928 or via email at jdlinksupport@johndeere.com.

QTY	NEW	DEMO	RENTAL	USED	EQUIPMENT (Give Model, Size & Description)	Hours of Use	PRODUCT IDENTIFICATION NUMBER	DELIVERED CASH PRICE (Or Total Lease Payments)
1	☐	☐	☐	☐	Monosem NG+ Planter 5 Row 5 x 5 Bar F022088		17A258	35000
	☐	☐	☐	☐	28" Rows x 10" Plant Spacing			
	☐	☐	☐	☐				

I (We) offer to sell, transfer, and convey the following item(s) at or prior to the time of delivery of the above Equipment, as a "trade-in" to be applied against the cash price. Such item(s) shall be free and clear of all security agreements, liens, and encumbrances at the time of transfer to you. The following is a description and the price to be allowed for each item.

TOTAL CASH PRICE: 35000

QTY	DESCRIPTION OF TRADE-IN	Hours of Use	PRODUCT IDENTIFICATION NUMBER	AMOUNT

PURCHASER TYPE: MARKET USE CODE:

COMMENTS:

all wire ## }

SOO' 1000

TOTAL TRADE-IN ALLOWANCE	
1. TOTAL CASH PRICE	35000
2. TOTAL TRADE-IN ALLOWANCE	
3. TOTAL TRADE-IN PAY-OFF	
4. BALANCE	
5.	
6. Prepaid Cash No6109	29000
7.	
8. SUB-TOTAL	
9. CASH WITH ORDER	
10. RENTAL APPLIED	
11. CASH DISCOUNT	
12. BALANCE DUE N662971 1010305	6000

IMPORTANT WARRANTY NOTICE: The John Deere warranty applicable to new John Deere Equipment is printed and included with this document. There is no warranty on used equipment. The new equipment warranty is part of this contract. Please read it carefully. YOUR RIGHTS AND REMEDIES PERTAINING TO THIS PURCHASE ARE LIMITED AS SET FORTH IN THE WARRANTY AND THIS CONTRACT. IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS ARE NOT MADE AND ARE EXCLUDED UNLESS SPECIFICALLY PROVIDED IN THE JOHN DEERE WARRANTY.

NOTICE: Use of John Deere Services, if applicable, and all rights and obligations of John Deere and the Customer (as identified in the applicable agreement), are governed by the terms and conditions outlined in the applicable Services and Software agreements available at www.JohnDeere.com/Agreements. If these terms and conditions are not agreeable do not use the Services.

DISCLOSURE OF REGULATION APPLICABILITY: When operated in California, any off-road diesel vehicle may be subject to the California Air Resources Board. In-Use Off-Road Diesel Vehicle Regulation. It therefore could be subject to retrofit or accelerated turnover requirements to reduce emissions of air pollutants.

ACKNOWLEDGEMENTS -I (We) promise to pay the balance due (line 12) shown above in cash, or to execute a Time Sale Agreement (Retail InstallmentContract),or a Loan Agreement, for the purchase price of the Equipment, plus additional charges shown thereon or execute a Lease Agreement, on or before delivery of the Equipment ordered herein. Despite physical delivery of the Equipment,title shall remain in the seller until one of the foregoing is accomplished.

Purchaser's Signature ____________________ Accepted By ____________________

Purchaser's Signature ____________________ Date Accepted ____________ Salesperson WEEKES, OWEN

DELIVERED ON: WARRANTY BEGINS:

Date ____________________